MINISTRY PARTNERS INVESTMENT COMPANY, LLC

MANAGING BROKER AGREEMENT

December 11, 2023

Ministry Partners Securities, LLC

915 W. Imperial Highway

Suite 120

Brea,  California 92821

Ladies and Gentlemen:

Ministry Partners Investment Company, LLC, a California limited liability company (the “Company”), intends to, subject to the terms and conditions set forth in this agreement (the “Agreement”), issue and sell to the public $200,000,000 of its 2024 Class A Certificates, in two series, consisting of a Fixed Series and Variable Series in several categories (the “Certificates”) in an offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “1933 Act”) and registered in selected states (the “Blue Sky States”).

On November 17, 2023, the Company filed with the U.S. Securities and Exchange Commission (the “Commission”), a Registration Statement, which registration we expect to be declared effective on or about January 2, 2024 and  will be registered  as a registration by coordination basis  in those Blue Sky States listed on Schedule I attached hereto, which is hereby incorporated by reference.

Under the terms of the Offering, the Company is offering the Certificates for sale to the public on a best efforts basis through its wholly-owned subsidiary, Ministry Partners Securities, LLC, a Delaware limited liability company (“MP Securities”). MP Securities has been registered as a broker-dealer firm under the provisions of Section 15(b) of the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Accordingly, the Company has named MP Securities as the managing broker (“MB”) in the Prospectus. MP Securities will also act as the selling agent for the Offering.  For purposes of this Agreement, the term “Registration Statement” means the registration statement filed by the Company with the Commission that describes the Offering of the Certificates for sale to the public.  The term “Prospectus” means the basic prospectus included in the Registration Statement at the time the Registration Statement is declared effective by the Commission, together with any prospectus supplement of and Post-Effective Amendments thereto, each in the form furnished to the Commission pursuant to Rule 424 under the 1933 Act, by the Company for use in connection with the offering of the Certificates.

Subject to the terms and conditions set forth in this Agreement, the Company hereby confirms its engagement of MP Securities as MB pursuant to which MP Securities will render services to the Company as MB for the offering and sale of the Certificates as provided in this Agreement.  MP Securities will act as the MB to sell the Certificates on a best-efforts basis.  MP Securities hereby accepts its appointment upon terms and conditions set forth in this Agreement.  Nothing in this Agreement shall require MP Securities to purchase any of the Certificates in the Offering.

1.  Appointment of Managing Broker. The Company hereby appoints MP Securities to act as the MB of the Offering. MP Securities will also serve as the selling agent for the Company in the Offering.

2.  The Offering.

(a)Terms of the Offering.

(i)  Certain terms of the Offering are as follows:

(1)  Qualification of the Trust Indenture with respect to the Certificates under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), will be required in connection with the offer, issuance, sale, or delivery of the Certificates;

(2)  There are minimum investment requirements for Certificates as offered by the Prospectus that must be satisfied before the Company may close the sale of a Certificate in the Offering;

(3)  Investors may purchase Certificates through a licensed participating broker-dealer;

(4)  The Company may elect to hold more than one closing for the sale of Certificates;

(5)  The Offering will terminate at the earlier of (A) the sale of all of the Certificates being offered in the Offering, or (B) December 31, 2026, the expiration date of the Offering; and

(6)  The Company may, in its sole discretion, at any time, or from time to time, suspend the sale of one or more Categories or Category Series of a Certificate or Certificates, or terminate the Offering.

(ii)  The final terms of the Certificates to be issued by the Company and of the Offering will be determined by the Company as set forth in a Registration Statement and Prospectus, which the Company will prepare for distribution to prospective purchasers of Certificates in the Offering.

(b)Nature of Offering.  The Offering will be made by the MB on a “best efforts basis.” During the term of this Agreement, the MB shall use its reasonable best efforts to (i) identify potential investors, (ii) furnish such potential investors, on behalf of the Company, with copies of the Prospectus, and (iii) assist the Company with the sale of Certificates at each closing. Notwithstanding any contrary provision of this Agreement, MP Securities will have no liability to the Company or any other person for its failure to identify one or more prospective investors in the Offering or the failure of the Company to sell any or all of the Certificates being offered for sale in the Offering.

3.  Managing Broker Compensation and Costs.  In consideration for the performance of the services hereunder, the Company hereby agrees to pay to MP Securities the fees as outlined below:

(a)Sales Commission.  When a 2024 Class A Certificate is purchased under the Offering, a sales commission equal to 1.5% of the aggregate amount of a Certificate purchased will be paid to MP Securities.  The 1.5% sales commission will be assessed on any purchase of a 2024 Class A Debt Certificate, including reinvestments made by investors that may have previously purchased a publicly offered debt security from the Company.

(b) Account Servicing Fee.  As compensation for services to be rendered under this Agreement, MP Securities shall be entitled to receive from the Company an account servicing fee (“Account Servicing Fee”) specified in Exhibit A which is hereby incorporated by reference.    The Company may, in its sole discretion, change the Account Servicing Fee payable for the sale of any Certificate, Certificate Category or Certificate Category Series at anytime, or from time to time, so long as the total Account Servicing Fee payable on the Certificates  (including the 1.5% Sales Commission paid on the purchase) does not exceed 5.5% after giving effect to any such change. The foregoing notwithstanding, however, no change of the Account Servicing Fee amount shall apply to a Certificate sale that occurs prior to the time Company gives notice of such change to MP Securities.

(c) Processing Fee.  For each sale of a 2024 Class A Debt Certificate, whether made to a new investor or repeat investor whom has previously invested in a Company offered Certificate, the Company will pay MP Securities a processing fee of .25% of the principal amount of a 2024 Class A Debt Certificate, payable at the closing of such purchase. No processing fee will be paid on additional investments made on a Variable Series 2024 Class A Debt Certificate.

(d)Due Diligence Fee.  The Company agrees to pay to MP Securities a non-accountable due diligence fee of $9,000.

(e)Obligation to Pay.  The Company is not obligated to pay compensation to MP Securities  with respect to any sale of the Certificates unless and until such time as a closing for that sale has occurred and the Company has received the proceeds from such sale.

(f)Costs.  It is acknowledged and agreed that the Company shall bear all costs and expenses incident to the issuance, offer, sale and delivery of the Certificates.  These costs and expenses will include but are not limited to state “Blue Sky” fees, legal fees, printing costs, travel costs, mailing, couriers, personal background checks, and other expenses incidental to the advancement and completion of the Offering.

(g)Acknowledgment and Agreement Regarding Underwriting Compensation. The Company and MP Securities acknowledges and agrees that it will pay to MP Securities the following estimated maximum amounts which are deemed to be Underwriting Compensation under FINRA Rule 2310(b)(4)(C) and (D) which total $13,197,545.

Commissions and/or Account Servicing Fees of $11,000,000 (as provided in (a) above) pursuant to Rule (b)(4)(C)(ii)(a);

Non-transaction based compensation of $661,746 allocated to FINRA members pursuant to Rules (b)(4)(C)(ii)(c) and (b)(4)(D);

Dual-employee non-transaction-based compensation of $1,388,979 allocated to dual employees pursuant to Rule (b)(4)(C)(i);

Due diligence fees of $9,000 (including those paid pursuant to (b) above) pursuant to Rule (b)(4)(C)(iii);

For an estimated maximum total of $13,197,545 Underwriting Compensation under Rule 2310(b)(4)(C) and (D).

The Company and the MB hereby confirm that the Company has not paid, and will not pay, to the MB, and that the MB has not received, and will not receive from the Company or any of its other Affiliates, any non-cash consideration in connection with this Agreement or pursuant to any other agreement for financing, investment and/or advisory services within the 180-day period preceding the effective date of the Offering or within the 90-day period following such effective date.

4.  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, MP Securities that:

(a)No Stop Order or Suspension.  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purposes are pending before or, to the knowledge of the Company is threatened by the Commission, or any state regulatory authority which would prevent the use of the Registration Statement or Prospectus in connection with the Offering;

(b)Disclosures in Registration Statement. At the time of effectiveness of the Registration Statement (or at the effective time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to a closing of the sale of a Certificate, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the 1933 Act and the regulations promulgated thereunder (the “Regulations”), and did or will, in all material respects, conform to the requirements of the 1933 Act and the Regulations. On the last effective date and at the time of the Certificate sale, the Registration Statement will not, and on such closing date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the date of any filing pursuant to Rule 424(b) and on such closing date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(c)Authority.  No authorization, approval, or permit of or from, or declaration or filing with, any governmental authority, any court or other tribunal, is required by the Company for the execution, delivery, or performance of this Agreement by the Company or the sale of the Certificates in the Offering by the Company, except as required by FINRA or required under applicable state securities laws, which have been or will be made by the time required by such laws;

(d)No Material Loss.  The Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or action, order or decree of any governmental entity; and, since the date as of which information is given in the Prospectus, there has not been any material change in the ownership or long-term debt of the Company or any material adverse change, or any development that may cause a prospective material adverse change, in or affecting the general affairs, management, financial position, business prospects or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus;

(e)Valid Existence.  The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of California, with power and authority to own its properties and conduct its business as described in the Prospectus;

(f)Trust Indenture Binding. The Trust Indenture (assuming due execution and delivery thereof by the trustee) is and the Certificates (when executed by the Company and authenticated in accordance with the Trust Indenture) will be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by equitable principles, bankruptcy, reorganization or other similar laws relating to or affecting the enforcement of creditor’s rights generally;

 (g) Certificates will be Binding Obligations.  The Certificates are validly authorized and, when issued and delivered in accordance with the Prospectus, will be validly issued, fully paid, and non-assessable and will not be issued in violation of any preemptive rights. The Certificates and Trust Indenture conform in all material respects to the descriptions relating thereto contained in the Prospectus;

(h)No Prohibition.  No consent of any party to any contract, agreement, instrument, lease, license, or arrangement to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Trust Indenture.  The Company’s execution, delivery, or performance of this Agreement and the Trust Indenture and sale of the Certificates in the Offering (i) will not violate, result in a breach of, or conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any agreement to which the Company is a party or to which the Company or any of its assets are subject; (ii) will not violate, result in a breach of, or conflict with any term of the certificate of formation or operating agreement; (iii) will not result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company; and (iv) will not violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or any of its assets;

(i)No Litigation.  There is no litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or any of its properties, except as may be set forth in the Prospectus;

(j)No Breach.  The Company is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan, or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.  The Company is not in violation of any provision of its certificate of formation or operating agreement, any franchise, license, permit, judgment, decree, or order, or any statute, rule, or regulation, except for any violation which would not reasonably be expected to have a material adverse effect on the Company or any of its properties or assets;

(k)Adequacy of Records.  The Company makes and keeps books and records and maintains internal accounting controls that provide reasonable assurance that: (i) transactions are executed in accordance with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and (iii) access to its assets is permitted only in accordance with management’s authorization; and

(l)No Other Engagements.  Neither the Company nor any of its owners, managers, directors, officers, employees, representatives, or agents has engaged any placement agent, underwriter,

broker, finder, or other similar person with respect to the Offering other than as described in the Registration Statement and Prospectus.

5.  Covenants and Agreements of the Company.  The Company agrees with MP Securities:

(a)Copies of Prospectus.  To furnish MP Securities with copies of the Prospectus in such quantities as MP Securities may from time to time reasonably request, and, if any event shall have occurred as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus, to notify MP Securities and upon MP Securities’ request to prepare and furnish without charge to MP Securities as many copies as MP Securities may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect compliance;

(b)Copy of Amendments, Supplements.  To make no amendment or any supplement to the Prospectus unless MP Securities is given a copy of such proposed amendment or supplement; to advise MP Securities, promptly after it receives notice thereof, of the issuance by any state, federal or other regulatory authority of any stop order or of any order preventing or suspending the use of any Prospectus, of the suspension of the qualification of the Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by any regulatory authority for the amending or supplementing of the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(c)Use of Proceeds.  To use the net proceeds received by it from the sale of the Certificates pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(d)Disclosure of Material Change.  There has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as set forth in the Prospectus;

(e)Disclosure of Regulatory and Legal Proceedings.  There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its respective obligations under this Agreement, the Indenture, or the Certificates or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(f)The Investment Company Act of 1940.  The Company is not, and after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Prospectus, the Company will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(g)Title to Property.  Except as described in the Prospectus, (i) the Company has good and marketable title to all real property and good and marketable title to all personal property it owns and all mortgage Certificates and debt securities it owns which are material to its business, taken as a whole.  In each case, the Company has ownership free and clear of all liens, encumbrances and defects except those which do not materially affect the value of such property and do not materially interfere with the use made, and proposed to be made, of such property by the Company; and (ii) any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company;

(h)Regulatory Authorizations.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or other regulatory authorities necessary to conduct its business as presently conducted, except as described in the Prospectus or where the failure to possess such certificates, authorizations and permits would not, singly or in the aggregate, have a material adverse effect on the Company, taken as a whole; and no officer or representative of the Company has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company, taken as a whole, except as described in the Prospectus;

(i)Financial Statements.  The consolidated financial statements of the Company and the related Certificates thereto included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the 1933 Act and the related rules and regulations of the Commission; present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its consolidated subsidiaries for the periods specified; and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as noted therein); and

(j)Disclosure of Relationships.  No relationship, direct or indirect, exists between the Company or any of its owners, managers, directors, officers, employees, representatives, or agents that is required by the 1933 Act to be described in the Prospectus and that is not so described in the Prospectus.

6.  Representations and Warranties of Managing Broker.  MP Securities represents and warrants to, and agrees with, the Company that:

(a)Valid Existence.  MP Securities is duly organized and in good standing in its jurisdiction of origin. MP Securities holds all governmental authorizations, approvals, and permits necessary to conduct its business and to perform its obligations under this Agreement;

(b)Authority.  MP Securities has the requisite power and authority to execute, deliver, and perform its obligations under this Agreement.  This Agreement has been duly authorized, executed, and delivered by MP Securities and is the legal, valid, and binding obligation of MP Securities and enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)Registered Broker-Dealer.  MP Securities is a broker-dealer registered with the Securities and Exchange Commission under the 1934 Act , is a member in good standing of FINRA, and is registered and/or qualified to act in each jurisdiction in which it is required to be registered and/or qualified to conduct its business and to perform its obligations under this Agreement;

(d)No Other Compensation.  MP Securities acknowledges and agrees that, except as otherwise provided in Section 3 above, it shall not be entitled to any fee, commission, or other compensation for any capital raised by the Company or any of its affiliates through the sale of Certificates in the Offering; and

(e)Information Provided.  All information provided by or on behalf of MP Securities for inclusion in the Prospectus does not and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.  Covenants and Agreements of Managing Broker.  In connection with its appointment as MB for the Offering, MP Securities covenants and agrees to:

(a)Abide by this Agreement. Honor and abide by the provisions contained in this Agreement;

(b)Assistance to Company.  Collaborate with the Company and assist the Company in carrying out the terms and conditions of the Offering;

(c)Best Efforts.  Exercise its best efforts to comply with the subscription procedures and plan of distribution set forth in the Prospectus;

(d)Periodic Review.  Periodically review executed subscription agreements entered into by the Company for the sale of Certificates in connection with the Offering;

(e)  Fidelity Bond.  Maintain a fidelity bond in the minimum amount of $120,000;

(f)Insurance.  Maintain general commercial liability insurance policy in an amount reasonably acceptable to it and the Company and continue to maintain such policy during the term of this Agreement;

(g)FINRA Filings.  Be primarily responsible for any necessary Rule 5110 FINRA filings regarding compensation arrangements of the MB by reason of the Offering; and

(h)Retain Copies of Purchase Documents.  Maintain copies of all the Purchase Applications, checks, sales confirmations, transaction blotter and records it receives from the Company or maintains as the selling agent, as may be required under applicable FINRA rules and regulations.

8.  Sales Procedures.  The Company and MP Securities agree to cooperate with each other in carrying out the subscription procedures and selling procedures described in the “Plan of Distribution” section of the Prospectus and the summary attached hereto as Exhibit C.

9.  Indemnification.

(a)Indemnification of Managing Broker.

(i)  General. Subject to the conditions set forth below the Company agrees to indemnify and hold harmless the MB that participates in the offer and sale of the Certificates and each of its respective directors, officers, partners and employees and each person, if any, who controls any such entity (“Controlling Person”) within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, and its counsel, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between of the MB and the Company or between the MB and any third party or otherwise) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other foreign, federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, or the Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus relating to any of the Certificates; or (iii) any application or other document or written communication (in this Section 9 collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Certificates under the securities laws thereof or filed with the Commission, any foreign or state securities commission or agency; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to MB by or on behalf of such person expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereof, or in any application, as the case may be, which furnished written information, it is expressly agreed, consists solely of the information. The Company agrees promptly to notify MB of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Certificates or in connection with the Registration Statement or the Prospectus.

(ii)  Procedure. If any action is brought against MB in respect of which indemnity may be sought against the Company pursuant to Section 9(a)(i), MB shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the MB) and payment of actual expenses.  MB or controlling person shall have the right to employ its or their own counsel in such case, but the fees and expenses of such counsel shall be at the expense of MB unless: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action; or (iii) counsel to such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses firm of attorneys selected by MB shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if MB shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

(b)  Indemnification of the Company. MP Securities, agrees to indemnify and hold harmless the Company, its directors, officers, and employees and agents who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and its counsel, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to MP

Securities, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to MP Securities by or on behalf of MP Securities expressly for use in such Registration Statement, the Prospectus or any amendment or supplement thereto or in any such application, which furnished written information. In case any action shall be brought against the Company or any other person so indemnified based on the Registration Statement, the Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against MP Securities, MP Securities shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to MP Securities by the provisions of Section 9(a)(ii).

(c)Contribution.

(i)  Contribution Rights. In order to provide for just and equitable contribution under the 1933 Act in any case in which (i) any person entitled to indemnification under this Section 9 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the 1933 Act, the 1934 Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 9 but is unavailable, then, and in each such case, the Company and the MB shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the MB, as incurred, in such proportions that MB is responsible for that portion represented by the percentage that the commissions set forth in the Prospectus bears to the offering price of the Certificates appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9(c)(i), MB shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates sold by it and distributed to the public were offered to the public exceeds the amount of any damages that MB has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 9, each director, officer and employee of MB or the Company, as applicable, and each person, if any, who controls MB or the Company, as applicable, within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as MB or the Company, as applicable.

(ii)  Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representatives) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representatives of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 9(c) are intended to supersede, to the extent permitted by law, any right to contribution under the 1933 Act, the 1934 Act or otherwise available.

10.Termination.

(a)Termination Events.  This Agreement will terminate at the earlier of (i) the time that all of the Certificates in the Offering have been sold, or (i) the time that this Agreement is terminated pursuant to Section 10(b) or 10(c) below.

(b)By MB.  MB may terminate this Agreement:

(i) At any time upon 90 days’ advance written notice to the Company in the event the Company fails to reasonably carry out its duties under this Agreement;

(ii) At any time upon written notice to the Company if: (i) a material disruption in the major securities markets occurs; (ii) an outbreak of major hostilities or other national or international calamity occurs; (iii) a banking moratorium is declared by a state or federal authority; (iv) a moratorium in foreign exchange trading by major international banks or persons is declared; (v) a material interruption in the mail service or other means of communication within the United States occurs; (vi) the Company sustains a material or substantial loss by fire, flood, accident hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss is insured against, that, in the opinion of MP Securities, makes it inadvisable to proceed with the Offering; or (vii) a change occurs in the market for the Company’s securities or securities in general or in political, financial, or economic conditions that, in the opinion of MB, makes it inadvisable to proceed with the Offering.

(c)By the Company.  The Company shall be entitled to terminate this Agreement upon sixty days’ prior notice in the event that MB (i) fails to reasonably carry out its duties under this Agreement; (ii) commits an act of negligence or intentional wrongdoing when undertaking its duties under this Agreement; or (iii) incurs a material adverse change in its business, operations or financial affairs, which in the opinion of the Company, may adversely affect the success of the Offering; provided, however, in each instance that the Company complies with the provisions of Section 3 of this Agreement.

11.  Survival.  The respective indemnities, agreements, representations, warranties and other statements of the Company and MB, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of MB or the Company or any officer or director or controlling person of the Company.

12.  Notices.  All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be given in writing by personal delivery, prepaid nationally recognized overnight express courier service for next business day delivery, United States mail, postage prepaid, registered or certified mail, or facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and addressed as follows:

To the Company:	Ministry Partners Investment Company, LLC
915 West Imperial Hwy, Suite 120
Brea, California 92821
Attention: Joseph W. Turner, Jr. President and CEO
Phone: 714-784-7133
Facsimile: 714-671-5767

To the Managing Broker:	Ministry Partners Securities, LLC
915 West Imperial Hwy, Suite 120
Brea, California 92821
Attention: R. Michael Lee, Chairman of the Board of Managers
Phone: 714-784-7165
Facsimile: 714-671-5767

or to such other address or to the attention of such other person as shall be designated in writing by either party in a notice sent to the other in accordance with these notice provisions. Any notice, request, demand or other communication shall be deemed given at the time of personal delivery or, in the case of certified or registered mail, three (3) days after deposited in the custody of the United States Postal Service, or in the case of express courier service, as of the date of first attempted delivery at the address provided herein, or, in the case of a facsimile, upon delivery of same as confirmed by receipt showing a valid and successful transmission to the facsimile number shown herein.

13.  Binding Effect.  This Agreement shall be binding upon, and inure solely to the benefit of, MP Securities, the Company and the respective managers, officers, and each person who controls the Company within the meaning of the 1933 Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

14.  Time is of the Essence.  Time shall be of the essence of this Agreement.

15.  Entire Agreement.  This Agreement, and any other document referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.

16.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

17.  Headings. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

18.  Amendments. No amendment or modification of this Agreement shall be effective or binding with respect to a party unless it is in writing and is signed by the party.

19.  Waiver. The provisions of this Agreement may not be waived with respect to a party unless waived in writing by the party whom the condition is meant to benefit.

20.  Further Acknowledgment by the Parties. Each of the parties hereto further acknowledges that the provisions of Section 9 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the 1933 Act and the 1934 Act.

21.  Counterparts.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding, please sign and return to us two (2) counterparts hereof, and upon the acceptance hereof by MB, this letter and such acceptance hereof shall constitute a binding agreement between the MB and the Company.

Very truly yours,

MINISTRY PARTNERS INVESTMENT COMPANY, LLC, a California limited liability company
By:
Name:
Title:

Accepted as of the date hereof:

MANAGING BROKER-DEALER

MINISTRY PARTNERS SECURITIES, LLC, a Delaware limited liability company
By:
Name:
Title:

EXHIBIT A

COMPENSATION STRUCTURE

Selling Commissions, Account Servicing Fees

Commencing on the date of the Prospectus, a 1.5% sales commission will be paid to MP Securities on the sale of a 2024 Class A Debt Certificate.  MP Securities will receive an Account Servicing Fee equal to 1% of the principal balance of the 2024 Class A Debt Certificate purchased, payable on a monthly basis sold under the Offering.  The Account Servicing Fee will be assessed commencing one year after the purchase of 2024 Class A Debt Certificate and will terminate when the Debt Certificate matures.  The Company reserves the right to reduce or waive the Account Servicing Fee at any time or from time to time without the consent of MP Securities.  Payment of the Account Servicing Fee is subject to maximum gross dealer concessions of 5.5% paid as commission or as an Account Servicing Fee on the sale of any 2024 Class A Debt Certificate sold under this Prospectus.

As a result, the maximum sales compensation to be paid to MP Securities as sales commissions from the sale of 2024 Class A Certificates prior to the effective date and including any Account Servicing Fees paid on the outstanding balance of a 2024 Class A Debt Certificate after the date of this Prospectus shall not exceed 5.5% of the principal balance of a 2024 Class A Debt Certificate purchased, determined on a monthly basis, during the term of such 2024 Class A Debt Certificate.

Payments of the Account Servicing Fee assessed on the principal balance of the 2024 Class A Certificates will be made on a monthly basis within thirty (30) days after the close of the preceding month.  MP Securities shall deliver a report to the Company which summarizes the principal balance held for each investor by category and type of Debt Certificate purchased within thirty (30) days of the close of the preceding month.

Processing Fee

For each sale of a 2024 Class A Debt Certificate, the Company will pay a 0.25% processing fee on the purchase of a 2024 Class A Debt Certificate, payable at the closing of a purchase of a Debt Certificate. The processing fee will be assessed and paid to MP Securities based upon the principal amount of the Debt Certificate purchased. No processing fee will be paid when an investor in a Variable Series Debt Certificate makes an additional investment to the principal amount of a Variable Series Certificate.

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EXHIBIT B

SALES PROCEDURES FOR THE 2024 CLASS A CERTIFICATES OFFERING

The Company, the Managing Broker (“MB”) agrees that the following sales procedures will be followed in connection with the purchase of a 2024 Class A Debt Certificate (“Debt Certificate”) under the Offering:

1.	The investor delivers a signed subscription agreement or purchase application, together with a check payable to Ministry Partners Investment Company, LLC.

2.	MB shall be responsible for undertaking its review of the purchase documentation and complying with applicable FINRA suitability and its compliance obligations.

3.	MB shall promptly forward the check and copy of the subscription agreements to the Company after it completes its review of the purchase documentation.

4.	Once the Company receives the funds and original purchase documentation, it will deposit the proceeds into its general operating account account.

5.	MB shall deliver a confirmation of the purchase transaction to the investor.

6.	The Company will issue the original Debt Certificate and forward to the investor, with a copy to the MB.

7.	MB shall retain books and records of all investor purchase documentation and related sales documentation for the Offering.

8.	MB will promptly furnish copies of all investor purchase documents, checks and blotter of investor purchases to the Company for the Offering.

9.

When ten (10) days after the close of the preceding month, MB shall deliver a report to the Company which summarizes the principal balance outstanding for each Fixed and Variable Series Certificate for each investor as of the close of the month.  The report furnished by MB shall include the Account Servicing Fees payable as of the close of the immediately preceding month, together with the calculation of the processing fee due on any sales transaction conducted during the immediately preceding month.  The report will also include the total amount of 2024 Class A Certificates sold during the preceding month.

10.

When determining the Account Servicing Fees to be paid to MB, no Account Servicing Fee will be assessed on the outstanding principal balance of a 2024 Class A Debt Certificate when the aggregate amount of compensation paid to MB, including sales commissions received from the purchase of any Certificate made under this Prospectus and Account Servicing Fee assessed on such Certificate after the date of this Prospectus, totals 5.5% of the principal balance of such Certificate.

11.

On a monthly basis or such date as may be mutually agreed upon by the Company and the MB, the Company will transmit payment of any sales commissions, processing fees  and Account Servicing Fees payable to the MB.

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12.

The Company agrees to grant to the MB reasonable access, including online access to the Certificates Proceeds Account and its investor portal relating to sales transactions relating to the Offering, once it becomes operational.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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SCHEDULE I

BLUE SKY STATES

	State	Offers and Sales in State Pursuant to Effective Blue Sky Registration	Offers and Sales in State Pursuant to Applicable Exemption
1.	Arizona	$5,000,000	N/A
2.	California	$200,000,000	N/A
3.	Colorado	$25,000,000	N/A
4.	Florida	$50,000,000	N/A
5	Georgia	$25,000,000	N/A
6.	Idaho	$5,000,000	N/A
7.	Illinois	$10,000,000	N/A
8.	Indiana	$1,000,000	N/A
9.	Kansas	$5,000,000	N/A
10.	Massachusetts	$200,000,000	N/A
11.	Minnesota	$10,000,000	N/A
12.	Missouri	$200,000,000	N/A
13.	Nevada	$5,000,000	N/A
14.	New York	$5,000,000	N/A
15.	Ohio	$25,000,000	N/A
16.	Oklahoma	$10,000,000	N/A
17.	Oregon	$200,000,000	N/A
18.	Pennsylvania	$9,999,999	N/A
19.	Rhode Island	$5,000,000	N/A
20	South Carolina	$5,000,000	N/A
21.	Texas	$5,000,000	N/A
22	Virginia	$200,000,000	N/A
23.	Washington	$5,000,000	N/A
24.	West Virginia	$200,000,000	N/A

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